UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2010


                                   CYTTA CORP.
             (Exact name of registrant as specified in its charter)

        Nevada                          333-139699                   98-0505761
(State of Incorporation)          (Commission File No.)             (Tax ID No.)

                     905 Ventura Way, Mill Valley, CA 94941
                    (Address of principal executive offices)

       Registrant's Telephone Number, including area code: (415) 860-5192

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 11, 2010, the Board of Directors of the Registrant dismissed Seale and Beers, CPAs (the "Former Accountant") as the Registrant's independent registered public accountants, and the Board of Directors approved the engagement of Sadler, Gibb and Associates (the "New Accountant") to serve as the Registrant's independent registered public accountants for fiscal year 2010. The New Accountant was engaged on March 12th, 2010.

The Former Accountant was engaged by the Registrant on August 11, 2009. The report of the Former Accountant on the Company's financial statements for the years ended September 30, 2009 and 2008, and the quarters ended June 30, 2009 and December 31, 2009, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports on our financial statements contained an explanatory paragraph with respect to uncertainty as to the Company's ability to continue as a going concern.

During the period of the Former Accountant's engagement and through the date of this Current Report on Form 8-K, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of the Former Accountant's engagement and through the date of this Current Report on Form 8-K, there were no reportable events as defined in
Item 304(a)(1)(iv) of Regulation S-K.

During the period of the Former Accountant's engagement and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

Any matter that was either the subject of a disagreement or a reportable event as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 hereto.

On March 12th, 2010, with the prior approval of its Board of Directors, the Registrant engaged the New Accountant as its independent registered public accounting firm.

The Company has not consulted with the New Accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through present.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1 Letter from Seale & Beers, CPAs, dated March 17th, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18th, 2010

Cytta Corp.


By: /s/ Stephen Spalding
   -----------------------------
   Stephen Spalding
   CEO & CFO



                                       3